EXHIBIT 10.2
                                                                    ------------

                             STEINWAY PARTNERS, LLC
                              31-51 STEINWAY STREET
                           LONG ISLAND CITY, NY 11103


                                                               November 13, 2007

Pawfect Foods, Inc.
31-51 Steinway Street
Long Island City, NY 11103

     Re: Month to Month Tenancy

Gentlemen:

     We are pleased to allow you to use a portion of our office space located at 31-51 Steinway Street, Long Island City, NY. We have agreed that either party may terminate the tenancy on 30 days notice and that the rent in said space shall be $200 per month payable in advance, except that (i) rent will accrue from September 1, 2007; and (ii) will be payable upon the termination of the lease.

Very truly yours,

Steinway Partners, LLC

By: /s/ Pietro Gattini
    -----------------------
    Pietro Gattini
    Managing Member

Accepted this 13th day
of November, 2007.


Pawfect, Inc.

By: /s/ Pietro Gattini
    -----------------------
    Pietro Gattini
    President